SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

December 10, 2001

PACIFICORP

(Exact name of registrant as specified in its charter)

STATE OF OREGON (State or other jurisdiction of incorporation)	1-5152 (Commission File No.)	93-0246090 (I.R.S. Employer Identification No.)

825 N.E. Multnomah, Suite 2000, Portland, Oregon (Address of principal executive offices)	97232-4116 (Zip code)

Registrant's telephone number, including area code:
(503) 813-5000

(Former Name or Former Address, if changed since last report)

Item 5.   OTHER EVENTS

The news release of ScottishPower concerning senior management changes at PacifiCorp is attached as an exhibit under Item 7.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) Exhibits.

          99(a)  ScottishPower news release issued December 10, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
PACIFICORP (Registrant) By GEOFFREY HUGGINS__________ Geoffrey Huggins Vice President and Principal Financial Officer

Date:       December 11, 2001